                                                                   EXHIBIT 99.58

                    OFFICE OF THE UNITED STATES TRUSTEE

-----------------------------------
IN RE:                              )     DEBTOR IN POSSESSION OPERATING REPORT
                                    )
SN INSURANCE ADMINISTRATORS         ) REPORT NUMBER 7              Page 1 of 3
                                    )           FOR THE PERIOD FROM: 01-Oct-00
                              DEBTOR)                            TO: 31-Oct-00
-----------------------------------
CHAPTER 11 CASE NO. SV00-14102-GM   )
-----------------------------------

1.  PROFIT AND LOSS STATEMENT                   PLEASE SEE ATTACHED SCHEDULE A
A.  Related to Business Operations:
      Gross Sales                        ___________
      Less Sales Returns and Discounts   ___________
        Net Sales                                     ___________
      Less: Cost of Goods Sold
        Beginning Inventory at Cost      ___________
        Add: Purchases                   ___________
        Less: Ending Inventory at Cost   ___________
          Cost of Goods Sold                          ___________
      Gross Profit                                                 ___________

      Other Operating Revenue (Specify)                            ___________

Less: Operating Expenses
      Officer Compensation               ___________
      Salaries & Wages-Other Employees   ___________
        Total Salaries & Wages                        ___________
        Employee Benefits                             ___________
      Payroll Taxes                      ___________
      Real Estate Taxes                  ___________
      Federal and State Income Taxes     ___________
         Total Taxes                                  ___________
      Rent and Lease Exp. (Real and
        Personal Property)               ___________
      Interest Expense (Mortgage,
        Loan, etc.)                      ___________
      Insurance                          ___________
      Automobile Expense                 ___________
      Utilities (Gas, Electric, Water,
        Telephone, etc.)                 ___________
      Depreciation and Amortization      ___________
      Repairs and Maintenance            ___________
      Advertising                        ___________
      Supplies, Office Expenses,
        Photocopies, etc.                ___________
      Bad Debts                          ___________
      Miscellaneous Operating Expenses
        (Specify)                        ___________
        Total Operating Expenses                      ___________

      Net Gain/(Loss) from Business
        Operations                                                 ___________

B.  Not Related to Business Operations                             ___________
      Income:
        Interest Income                               ___________
        Other Non-Operating Revenues
          (Specify)                                   ___________
        Gross Proceeds on Sale of Assets ___________
        Less: Original Cost of Assets
          plus Expenses of Sale          ___________
          Net Gain/(Loss) on Sale of
            Assets                                    ___________
        Total Non-Operating Income                                 ___________
    Expenses Not Related to Business
      Operations:
      Legal and Professional Fees                     ___________
      Other Non-Operating Revenues
        (Specify)                                     ___________
        Total Non-Operating Expenses                               ___________

    NET INCOME/(LOSS) FOR PERIOD                                   ===========

Revised April 1989               OPERATING REPORT                        UST-4

                 DEBTOR IN POSSESSION OPERATING REPORT NO. 7

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):


                                       Accounts Payable    Accounts Receivable
                                       ----------------    -------------------
Current      Under 30 days                           $0                     $0
Overdue      31-60 days                              $0                     $0
Overdue      61-90 days                    PLEASE SEE ATTACHED SCHEDULE B
Overdue      91-120 days                             $0                     $0
Overdue      121 + days                              $0                     $0
Total                                                $0                     $0

3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                    Post-Petition
                 Frequency of                                     Payments Not Made
                 Payments per     Amount of                       -----------------
Creditor/Lessor  Lease/Contract  Each Payment  Next Payment Due   Number     Amount
---------------  --------------  ------------  ----------------   ------     ------

               SEE ATTACHED SCHEDULE C

4. Tax Liability:

                Gross Payroll Expense For Period                  $1,654.214
                Gross Sales for Period Subject to Sales Tax       $        0

                                                                            Post Petition Taxes
                                             Date Paid       Amount Paid*        Still Owing
                                        -----------------    ------------   -------------------
Federal Payroll and Withholding Taxes   10/15/00 $ 10/31/00     $451,432        0
State Payroll and Withholding Taxes     10/15/00 & 10/31/00     $ 59,452        0
State Sales and Use Tax                        N/A                 $0         N/A
Real Property Taxes                            N/A                 $0         N/A

                   ALL PAYROLL TAXES PAID BY ADP
                   * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage


                                        Carrier/            Amount of        Policy    Premium Paid
                                         Agent               Coverage       Exp. Date    Thru Date
                                ----------------------      ---------       ---------  -------------

Worker's Compensation            SEE SCHEDULE D
Liability                        SEE SCHEDULE E
Fire and Extended Coverage       SEE SCHEDULE E
Property                         SEE SCHEDULE E
Theft                            SEE SCHEDULE E
Life (Beneficiary:__________)    SEE SCHEDULE E
Vehicle                          SEE SCHEDULE E
Other                            SEE SCHEDULE E

                 DEBTOR IN POSSESSION OPERATING REPORT NO. 7

6. Questions:

   A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the Unites States Trustee?

       -----:  Yes  Explain:
                            --------------------------------------------
         X  :  No
       -----

  B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

       -----:  Yes  Explain:
                            --------------------------------------------
         X  :  No
       -----

7.  Statement of Unpaid Professional Fees (Post-Petition Only):


                                                     Type         Post-Petition
                      Name of Professional        Professional    Unpaid Total
                      --------------------        ------------    -------------
                      SEE SCHEDULE F



8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:




9. Quarterly Fees: (This Fee must be paid to the Unites States Trustee every calendar quarter)


                    Quarterly
  Quarterly       Disbursements   Quarterly                                             Quarterly
Period Ending      for Quarter       Fee       Date Paid   Amount Paid   Check No.   Fee Still Owing
-------------      -----------    ---------    ---------   -----------   ---------   ---------------
   9/30/00         $8,652,647.00  $10,000.00                $0.00                    $10,000.00 Note A


Note A - 3rd quarter trustee fee was paid on 11/4/00.

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: 1/11/01                          Signed: /s/ Alex Corbett
      -----------------------                  ---------------------------

SCHEDULE A
                                 SNIG, BIG, SNIA AND SNIS
                                  SCHEDULE OF OPERATIONS
                             ONE MONTH ENDED OCTOBER 31, 2000
                             [BANKRUPTCY FILED APRIL 26, 2000]
                                        [UNAUDITED]


(In thousands)                                                                                                       CONSOLIDATED
                                              SNIG            BIG         SNIA           SNIS         ELIMINATION        TOTAL
                                          -----------     -----------  -----------    -----------    -------------  --------------
Revenues:

Commission income                         $        -      $        -   $         -    $       676    $           -  $         676

Net investment income                               9              34            3            101                -            147
                                          -----------     -----------  -----------    -----------    -------------  --------------
   TOTAL REVENUES                                   9              34            3            777                -            823
                                          -----------     -----------  -----------    -----------    -------------  --------------

Expenses:

Interest expense                                  740              -            -              -                 -            740

Bad debt expense                                   -             600(A)         -            747(A)              -          1,347

General and administrative                     (1,144)(B)       (598)(B)   (1,395)(B)       (374)(B)             -         (3,511)
 Other
                                          -----------     -----------  -----------    -----------    -------------  --------------
 TOTAL EXPENSES                                  (404)             2       (1,395)           373                 -         (1,424)
                                          -----------     -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE INCOME TAXES AND
  PREFERRED SECURITIES DIVIDENDS AND
  ACCRETION                                       413             32        1,398            404                 -           2,247

Income tax (benefit) expense                       -               -            -              -                 -               -
                                          -----------     -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE PREFERRED
  SECURITIES DIVIDENDS AND ACCRETION              413             32        1,398            404                 -           2,247

Preferred securities dividends and
 accretion                                       (933)             -            -              -                 -            (933)

Expenses not related to business
 operations:
  Legal and Professional Fees                    (988)             -            -              -                 -            (968)
  Other non-operating expenses                      -             (1)           -              -                 -              (1)
                                          -----------     -----------  -----------    -----------    -------------  --------------
                                               (1,508)            31        1,398            404                 -             325

Equity in net income (loss) from
   subsidiaries                                 1,837          1,806            -              -            (3,639)              4
                                          -----------     -----------  -----------    -----------    -------------  --------------
 NET (LOSS) INCOME                        $       329    $     1,837  $     1,398    $       404     $      (3,639) $          329
                                          ===========     ===========  ===========    ===========    =============  ==============


(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

(B) Amount includes the reduction of various payroll related liabilities on account of the transfer of such liabilities in October 2000 pursuant to the Settlement Agreement entered into on 9/8/2000 between Superior National Insurance Group, Inc., Business Insurance Group, Inc., SN Insurance Services, Inc., SN Insurance Administrators, Inc., and the California Department of Insurance and certain affiliates of Kemper Insurance Group.

                                                                     SCHEDULE B

SUPERIOR NATIONAL INSURANCE GROUP, INC. IN BANKRUPTCY
AGING OF ACCOUNTS PAYABLE AND RECEIVABLE
AS OF OCTOBER 31, 2000


SUPERIOR NATIONAL INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                         1,480,140               156,054                   -               209,248
Overdue  31 - 60 days                            190,259                 3,568                   -                     -
Overdue  61 - 90 days                              7,000                10,944                   -                     -
Overdue  91 - 120 days                             7,000                39,295                   -                     -
Overdue  121 + days                               11,728                15,073                   1               500,009
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      1,696,127   $           224,934[A]  $             1               709,257
                                        ----------------   -------------------     ----------------  -------------------


BUSINESS INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                                 -                     -                    -                    -
Overdue  31 - 60 days                                  -                     -                    -                    -
Overdue  61 - 90 days                                  -                     -                    -                    -
Overdue  91 - 120 days                                 -                     -                    -                    -
Overdue  121 + days                               16,442               601,265                    -           14,963,854
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $         16,442               601,265                    -           14,963,854
                                        ----------------   -------------------     ----------------  -------------------


SUPERIOR NATIONAL INSURANCE SERVICES

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                           553,218               690,714               61,286                2,421
Overdue  31 - 60 days                            115,481               894,035                    -                    -
Overdue  61 - 90 days                            119,513             1,186,309                    -                    -
Overdue  91 - 120 days                           173,755             1,137,987                    -              201,832
Overdue  121 + days                              386,205             7,945,047                    -              455,792
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      1,348,171   $        11,854,092[B]   $        61,286   $          660,045
                                        ----------------   -------------------     ----------------  -------------------


SUPERIOR NATIONAL INSURANCE ADMINISTRATORS

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                            48,466                     -              150,384                    -
Overdue  31 - 60 days                              2,382               316,421                    -                    -
Overdue  61 - 90 days                              3,721               489,634                    -                    -
Overdue  91 - 120 days                            22,325               530,627                    -                    -
Overdue  121 + days                               61,361             5,040,515              829,569               96,383
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $        138,254   $         6,377,198[C]  $        979,953  $            96,383
                                        ----------------   -------------------     ----------------  -------------------


CONSOLIDATED

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                         2,081,823               846,768              211,670              211,670
Overdue  31 - 60 days                            308,122             1,214,025                    -                    -
Overdue  61 - 90 days                            130,234             1,686,887                    -                    -
Overdue  91 - 120 days                           203,080             1,707,909                    -              201,832
Overdue  121 + days                              475,735            13,601,801              829,570           16,018,036
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      3,198,994   $        19,057,490     $      1,041,241  $        16,431,540
                                        ----------------   -------------------     ----------------  -------------------


[A] Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

SCHEDULE C
OCTOBER 31, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------
BankBoston Leasing Inc./Fleet Capital
  Leasing                                   Monthly       $238,337.00       11/1/00                       None          $       -
Citizens Leasing Corporation                Monthly       See BIC's Schedule for details
Dell Financial Services                     Monthly       $  8,831.85       11/20/00                        1           $ 8,931.85
IKON Office Solutions, Inc. /IOS Capital    Monthly       $  1,395.65   11/23/00, 11/15/00                  2           $ 2,791.30
Neopost                                     Monthly       $    858.80   10/29/2000,11/10/00                 1           $   856.00
Neopost                                    Quarterly      $    157.07       12/24/00                      None          $        -
Pitney Bowes Credit Corp.                   Monthly       $  4,810.67   11/10/00, 11/20/00, 11/1/00         1           $ 4,610.67
Pitney Bowes Credit Corp.                  Quarterly      $  7,394.15  12/10/00, 11/10/00                 None          $        -
Sharp Electronics Credit Co.                Monthly       $    699.00       11/1/00                         1           $   599.04
Stringer business Systems, Inc.             Monthly       $  2,183.51*      11/1/00                         1           $ 2,163.51*
                                                                       11/24/00, 11/6/00, 11/11/00,
Toshiba America Information Sys             Monthly       $  8,170.39  11/1/00,11/18/00                     2           $13,771.87
Kilroy Realty Corp.                         Monthly       $153,683.82       11/1/00                       None          $        -
Tiger Ventura County/ c/o Safes-Regis
   Group                                    Monthly       $ 16,798.17  11/1/2000-See Note A                 2           $33,590.34
Equity Office Properties (Chicago, IL)      Monthly       $ 20,026.42  11/1/2000-See Note A                 2           $40,052.84
Bemistom Tower, Inc./PM Realty Advisor      Monthly       $  5,348.67  11/1/2000-See Note A                 2           $10,687.34
Trizec Kahn Properties                      Monthly       $226,076.40       11/1/00                       None          $        -
Bettmen Real Estate Management              Monthly       $  1,832.33       11/1/00                    See Note B
MCLT LDB-7 Landmark Square                  Monthly       $  1,024.85  11/1/2000-See Note A                 2           $ 2,049.70
Insignia ESG Inc.-Biltmore Co.              Monthly       $ 12,437.51  11/1/2000-See Note A                 2           $24,875.02
Equity Office Properties (Texas)            Monthly       $  3,942.39  11/1/2000-See Note A                 2           $ 7,884.78

---------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* MONTHLY PAYMENT IS BASED ON NUMBER OF COPIES MADE FOR THE PREVIOUS MONTH, THEREFORE PAYMENT VARIES EACH MONTH.

NOTE A: A NOTICE OF ABANDONMENT OF LEASE WAS MAILED TO THE LANDLORD TO INFORM THE LANDLORD THAT THE DEBTOR IS ABANDONING THE PREMISES AND RELINQUISHING ALL RIGHTS OF POSSESSION.

NOTE B: PER THE CLO, THEY HAVE DISCONTINUED PAYING THE LEASE AS OF 4/2000 AND SUPERIOR HAS NOT OCCUPIED THIS OFFICE FOR A NUMBER OF MONTHS.


BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

Citizens Leasing Corporation               Monthly       $206,798.28            11/1/00                 None           $       -
Dell Financial Services                    Monthly       $ 52,321.29            11/15/00                  2            $67,647.42
Principal Management Corporation / GCI
  CAPITAL, INC.                            Monthly       $30,827.28             11/1/00                   1            $30,827.28
Mack Cali Realty / 600 Columbia Tbk
  Assoc., LLC                              Monthly       $ 9,245.77      11/1/2000-See Note A             2            $18,491.54
Transwestern CG Partner LLP / c/o
  Transwestern Property Co                 Monthly       $ 5,908.75      11/1/2000-See Note A             2            $11,817.50
SP Environmental Systems / Union Pacific
  Railroad Co.                             Monthly       $12,455.16      11/1/2000-See Note A             2            $24,930.32
Kaiser-Francis Oil Company / c/o Realty
  Operating Company                        Monthly       $ 3,778.00      11/1/2000-See Note A             2            $ 7,558.00
Zodiac Development                         Monthly       $ 9,454.31             11/1/00                   1            $ 9,454.31
Koger Realty Services Inc. (Brentwood,
  TN)                                      Monthly       $ 2,418.80             11/1/00             See Note A & B     $53,201.78
Koger Realty Services Inc. (San Diego,
  CA)                                      Monthly       $26,600.89             11/1/00                   2            $        -
Prospect Park 29 NTL Income Realty /
  c/o PCS Realty Advisors                  Monthly       $65,256.36             11/1/00             See Note C
Colonial Property Trust                    Monthly       $ 5,433.98             11/1/00             See Note B
Fufts Realty Corporation                   Monthly       $15,362.95             11/1/00             See Note C
Woodland III Holding, LLC / c/o Wasalch
  Property Management                      Monthly       $12,940.16             11/1/00

----------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

NOTE A: NOTICE OF ABANDONMENT OF LEASE WAS MAILED TO THE LANDLORD TO INFORM THE LANDLORD THAT THE DEBTOR IS ABANDONING THE PREMISES AND RELINQUISHING ALL RIGHTS OF POSSESSION.

NOTE B: PER THE CLO, THEY ARE IN THE PROCESS OF MOVING AND/OR SELLING THE FURNITURE & FIXTURES AT THIS LOCATION AND EXPECT TO VACATE THIS PREMISE BY THE END OF 11/2000. THE CLO HAS DISCONTINUED PAYING RENT FOR THE LEASE AS OF 7/2000.

NOTE C: PER THE CLO, THEY HAVE DISCONTINUED PAYING THE LEASE AS OF 4/2000 AND
        SUPERIOR HAS NOT OCCUPIED THIS OFFICE FOR A NUMBER OF MONTHS.


SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

NONE
----------------------------------------------------------------------------------------------------------------------------------


Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

NONE
----------------------------------------------------------------------------------------------------------------------------------


Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

                                                             SCHEDULE D

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession Operating Report No. 7
Insurance Coverage-5
As of October 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Amount of         Policy       Premium Paid
 State                    Carrier                             Agent                  Coverage         Exp. Date       Thru Date
----------------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-01       12-Jul-01
California     State Compensation Insurance Fund       Di Buduo & De Fendis          Statutory        01-Jun-01       30-Nov-00
Colorado       Pinnacol Assurance                      Di Buduo & De Fendis          Statutory        01-Jun-01       01-Jun-01
Illinois       Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-01       12-Jul-01
Indiana        Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        13-Jul-01       13-Jul-01
Kansas         Travelers Insurance Company             Di Buduo & De Fendis          Statutory        11-Aug-01       11-Aug-01
Missouri       Travelers Property & Casualty           Di Buduo & De Fendis          Statutory        02-Jun-01       02-Jun-01
New Jersey     Granite State Insurance Company         Di Buduo & De Fendis          Statutory        02-Jun-01       02-Jun-01
Oklahoma       State Insurance Fund                    Di Buduo & De Fendis          Statutory        15-Nov-01       15-Nov-01
Pennsylvania   State Workrmen's Insurance Fund         Di Buduo & De Fendis          Statutory        03-Jun-01       03-Jun-01
Texas          Texas W/C Insurance Fund                Di Buduo & De Fendis          Statutory        18-Jul-01       18-Jul-01
----------------------------------------------------------------------------------------------------------------------------------

Note 1: The policies for Arkansas, Florida, Georgia, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

OCTOBER 31, 2000                                                    SCHEDULE E


                                                                                                     POLICY      PREMIUM PAID
COMPANY       AGENT               TYPE OF INSURANCE                      AMOUNT OF COVERAGE          EXP. DATE   THRU DATE
------------  ------------------  -------------------------------------  --------------------------  ----------  ------------
SNIG, BIG,    DiBudio & DeFendis  COMMERCIAL GENERAL LIABILITY PACKAGE
SNIS, & SNIA                        General Liability                    $1 million per occurrence   11/13/01    11/13/01
                                                                         $2 million aggregate
                                    Advertising injury                   excluded
                                    Employee Benefit Liability           $1 million per claim
                                                                         $1 million aggregate

SNIG, BIG,    DiBudio & DeFendis  AUTOMOBILE
SNIS, & SNIA                        Liability                            $1 million                  11/13/01    11/13/01
                                    Medical                              $5,000
                                    Uninsured Motorist                   $500,000
                                    Physical Damage                      Actual value less $500
                                                                         deductible

SNIG, BIG,    Carpenter Moore     DIRECTORS & OFFICERS (RUN-OFF)
SNIS, & SNIA                        Reliance                             $5,000,000                  5/1/03      5/1/03
                                    Lloyd's of London                    $5,000,000 xs $5,000,000
                                    Gulf Insurance Company               $10,000,000 xs $10,000,000
                                    Executive Risk Indemnity             $10,000,000 xs $20,000,000
                                    Philadelphia Indemnity               $10,000,000 xs $30,000,000

SNIG, BIG,    DiBudio & DeFendis  COMMERCIAL UMBRELLA                    $10 million per occurrence  11/13/01    11/13/01
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  EXCESS LIABILITY                       $10 million per occurrence  11/13/01    11/13/01
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  DIFFERENCE IN CONDITION                $10 million per occurrence  1/22/01     1/22/01
SNIS, & SNIA                                                             $10 million aggregate
                                                                         *$25,000 deductible,
                                                                         minimum and 5% of total
                                                                         insurable property.

SNIG, BIG,    DiBudio & DeFendis  DIFFERENCE IN CONDITION EXCESS         $10 million                 1/22/01     1/22/01
SNIS, & SNIA

SNIG, BIG,    DiBudio & DeFendis  ACCIDENT POLICY (LIFE/TRAVEL)          $1 million to $3 million    1/15/02     1/15/02
SNIS, & SNIA                                                             (depends on rank of
                                                                         officer)

BIG ONLY      DiBudio & DeFendis  PROFESSIONAL LIABILITY RUN OFF         $10 million per loss        12/10/04    12/10/04
                                  BIG COMPANIES ONLY/acts b/f 12-10-99   & in the aggregate
                                  *$500,000 deductible


Note The Debtor is currently in the process of obtaining coverage on the following policies that expired on 12/10/2000 (Employer Practice Liability, Fiduciary Liability, Fidelity Bond, and Professional Liability Run off-SNIG only)

SCHEDULE F
OCTOBER 31, 2000

SNIG, BIG, SNIS, SNIA


---------------------------------------------------------------------------------------------------------------------------
                                                                     Type                          Post-Petition
        Name of Professional                                     Professional                       Unpaid Total*
---------------------------------------------------------------------------------------------------------------------------
Quinn Emanuel Urquhart Oliver & Hedges LLP  Special Litigation Counsel                                $670,119   See Note A
Riordan & McKenzie                          Corporate Counsel                                         $ 80,402   See Note A
Christopher Maisel                          Access Facilitator                                        $381,837   See Note A
Paul, Weiss, Rifkind, Wharton & Garrison                                                              $ 62,582   See Note A
Tillinghast-Towers, Perrin                  Actuaries                                                 $ 32,281   See Note A
Latham & Watkins                            Counsel for Official Committee of Unsecured Creditors     $224,354   See Note A

----------------------------------------------------------------------------------------------------------------------

* Unpaid amount is through 9/30/00, with the exception of Quinn Emanuel which is through 10/31/00.

Note A - All fees were approved for payment by the Bankruptcy Court in December 2000 and subsequently paid in December 2000 and January 2001, except Riordan & McKenzie in which fees have been paid through retainer.